Exhibit 99.2

Digital Realty the trusted foundation | powering your digital ambitions 3Q21 FINANCIAL RESULTS OCTOBER 2021 Global. Connected. Sustainable.

| 2 Navigating the Future Sustainable Growth for Customers, Shareholders and Employees Selling GLOBALLY… Supporting LOCALLY EMEA APAC AMERICAS A Digital Realty and Brookfield Infrastructure JV DIGITAL REALTY | 3Q21 FINANCIAL RESULTS | OCTOBER 26, 2021 GLOBAL CONNECTED SUSTAINABLE

Serving a Social Purpose
Delivering Sustainable Growth for All Stakeholders

ENVIRONMENTAL

GRESB

Ranked #1 in tech/science sector and received 5-star rating by GRESB

Issued first ever CHF-denominated data center green bonds worth CHF 545 million

Recognized #1 in Real Estate Sector by JUST Capital List: "America's Most JUST Companies 2021"

Awarded 2021 Green Lease Leader for third consecutive year

SOCIAL

Published EEO-1 report, providing transparency on the racial and gender composition of the U.S. workforce

Demonstrated senior leadership and employee commitment to Diversity, Equity & Inclusion; signed CEO Action Pledge for diversity; co-chairing Nareit's diversity initiative

Amended corporate governance guidelines to clarify that director candidate pools must include candidates with diversity of race, ethnicity and gender

Led disaster recovery assistance and community reinvestment programs: committed to enhancing the well-being of shareholders, customers, employees, vendors and communities

GOVERNANCE

2021 Formalized ESG oversight under the Nominating & Corporate Governance Committee and became a Signatory to the UN Global Compact

2020 Enhanced Board diversity with the addition of three new Directors

2019 2018 Established proxy access for shareholders and provided shareholders the ability to propose amendments to the bylaws

2015 Instituted minimum stock ownership requirements for directors and management

DIGITAL REALTY | 3Q21 FINANCIAL RESULTS | OCTOBER 26, 2021 | 3

| 4 Note: As of September 30, 2021. Global Platform Expanding Global Platform Supporting Customer Growth 4,000+ Customers 174,000+ Cross-Connects 50 Metro Areas Singapore Seoul Marseille Mumbai Lagos DIGITAL REALTY | 3Q21 FINANCIAL RESULTS | OCTOBER 26, 2021

Data Gravity Driving Data Center Demand
PlatformDIGITAL® Poised to Capitalize


New York
Data Gravity
CAGR (1)
132%
London
Data Gravity
CAGR (1)
129%
Zurich
Data Gravity
CAGR (1)
135%
Frankfurt
Data Gravity
CAGR (1)
144%
Mumbai
Data Gravity
CAGR (1)
156%
Seoul
Data Gravity
CAGR (1)
152%
Singapore
Data Gravity
CAGR (1)
200%
Data Gravity Index DGx™

Enterprise Data Creation Multiplies



1.5GB

Per Second

by 2024 (2)

Secure Data Aggregation



624TB

Per Second

by 2024 (2)

Global Data Center Platform Provides Solution


GIGA OM (3)
MATURITY
New Entrants
Challengers
Leaders
EdgeConneX
CoreSite
Equinix
Digital Realty
FEATURE PLAY
PLATFORM PLAY
SBA Edge
Vapor IO
Edge Micro
INNOVATION
Forward Mover
Fast Mover
Outperformer

1) Projected compound annual growth in the intensity of data gravity, as measured in gigabytes per second, from 2020-2024. Projections according to Digital Realty's proprietary Data Gravity Index DGx™ report as of December 2020. Patent pending.
2) 1.5GB per second represents enterprise user data creation per second and 624TB per second represents the new aggregated data storage and exchange subsequently required per second. IDC Datasphere 2021-2025 Forecast. Data Gravity Index Vol 1.5. Digital Realty Proprietary Analytics.
3) GigaOm 2021 Edge Colocation Market Radar.

DIGITAL REALTY | 3Q21 FINANCIAL RESULTS | OCTOBER 26, 2021 | 5

Financial Results | 6 DIGITAL REALTY | 3Q21 FINANCIAL RESULTS | OCTOBER 26, 2021

$0 $50 $100 $150 Digital Transformation Driving Steady Demand Global Full-Product Spectrum Provides Broadest Solutions Note: Darker shading represents interconnection bookings. Third-quarter bookings are highlighted in lighter blue. Totals may not add up due to rounding. 1) Other includes Powered Base Building® shell capacity as well as storage and office space within fully improved data center facilities. 3Q21 BOOKINGS 0-1 MW $32.0 mm > 1 MW $68.8 mm OTHER (1) $0.4 mm INTERCONNECTION $11.6 mm TOTAL BOOKINGS $112.8 mm HISTORICAL BOOKINGS ANNUALIZED GAAP BASE RENT $ in millions 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 | 7 DIGITAL REALTY | 3Q21 FINANCIAL RESULTS | OCTOBER 26, 2021

39% of total bookings from 0-1 MW + interconnection 49% of total bookings outside the Americas Connected Data Communities Attracting New Logos | 8 140 record new logos Energy Provider Public University Semiconductor Manufacturer Fintech Services Cybersecurity Platform Autonomous Driving Tech Note: For quarter ended September 30, 2021. DIGITAL REALTY | 3Q21 FINANCIAL RESULTS | OCTOBER 26, 2021

$102M $167M $294M $4M $26M $7M $36M 2021 2022 >2023 3Q21 Backlog $269M $84M $61M $294M $34M $14M $10M $36M 2Q21 Backlog Signed Commenced 3Q21 Backlog Top-Line Step Function Healthy Backlog Sets a Solid Foundation | 9 Note: Totals may not add up due to rounding. 1) Amounts shown represent GAAP annualized base rent from leases signed. 2) Amounts shown represent GAAP annualized base rent from leases signed, but not yet commenced, based on estimated future commencement date at time of signing. Actual commencement dates may vary. Digital Realty Backlog Unconsolidated Joint Venture Backlog Digital Realty Backlog Unconsolidated Joint Venture Backlog BACKLOG ROLL-FORWARD (1) $ in millions COMMENCEMENT TIMING (2) $ in millions DIGITAL REALTY | 3Q21 FINANCIAL RESULTS | OCTOBER 26, 2021 $24M 3Q21 major signings contributing ~70 bp increase to total portfolio occupancy

Cycling Through Peak Vintage Renewals Narrowing the Gap on Cash Re-Leasing Spreads | 10 0-1 MW > 1 MW OTHER (1) TOTAL Signed renewal leases representing $123 million of annualized GAAP rental revenue Signed renewal leases representing $83 million of annualized GAAP rental revenue Signed renewal leases representing $17 million of annualized GAAP rental revenue Signed renewal leases representing $223 million of annualized GAAP rental revenue RENTAL RATE CHANGE 0.9% CASH 1.3% GAAP RENTAL RATE CHANGE -15.6% CASH -11.7% GAAP RENTAL RATE CHANGE 6.9% CASH 11.2% GAAP RENTAL RATE CHANGE -5.6% CASH -3.3% GAAP 3Q21 RE-LEASING SPREADS Note: Totals may not add up due to rounding. Rental rate change represents the beginning rental rate on leases renewed, relative to the ending rental rate at expiration, weighted by net rentable square feet. 1) Other includes Powered Base Building® shell capacity as well as storage and office space within fully improved data center facilities. DIGITAL REALTY | 3Q21 FINANCIAL RESULTS | OCTOBER 26, 2021

Effective Economic Risk Mitigation Strategies Benefits of Scale and Diversification on Display Source: FactSet. Note: Totals may not add up due to rounding. 1) As of September 30, 2021. Includes Digital Realty’s share of revenue from unconsolidated joint ventures. 2) Core FFO is a non-GAAP financial measure. For a definition of core FFO and a reconciliation to its nearest GAAP equivalent, see the Appendix. 3) Based on average exchange rates for the quarter ended September 30, 2021 compared to average exchange rates for the quarter ended September 30, 2020. 6.3% DECREASE 0.8% DECREASE U.S. DOLLAR INDEX 3Q20 3Q21 EXPOSURE BY REVENUE (1) USD CAD GBP EURO JPY HKD SGD AUD CORE FFO/SHARE EXPOSURE (2) EXCHANGE RATES (3) U.S. DOLLAR / BRITISH POUND U.S. DOLLAR / EURO | 11 SEK DKK CHF KES 2021 $6.53 / Sh 0.6% BENCHMARK RATES +/- 100 bps 0.1% GBP +/- 10% 80 85 90 95 100 Jul-20 Oct-20 Jan-21 Apr-21 Jul-21 Oct-21 2.0% EUR +/- 10% DIGITAL REALTY | 3Q21 FINANCIAL RESULTS | OCTOBER 26, 2021

Committed to Conservative Capital Structure Maximizing Capital Menu Options, Minimizing Cost 1) Net Debt to Adjusted EBITDA is calculated as total debt at balance sheet carrying value (see Appendix), plus capital lease obligations, plus our share of joint venture debt at carrying value, less cash and cash equivalents (including JV share of cash), divided by the product of Adjusted EBITDA (including our share of joint venture EBITDA), multiplied by four. 2) Fixed charge coverage ratio is Adjusted EBITDA divided by fixed charges (including our pro rata share of unconsolidated joint venture fixed charges). 3) Pro forma for assuming full physical settlement of the September 2021 forward sales agreements. -0.4x 6.0x 5.6x 3Q21 Reported Pro Forma Adjustments 3Q21 As Adjusted Net Debt to Adjusted EBITDA (1) (3) (3) 8% Floating Rate Debt 3% Floating Rate Debt (3) 0.2x 5.8x 6.0x 3Q21 Reported Pro Forma Adjustments 3Q21 As Adjusted Fixed Charge Coverage Ratio (2) | 12 (3) (3) DIGITAL REALTY | 3Q21 FINANCIAL RESULTS | OCTOBER 26, 2021

DEBT MATURITY SCHEDULE AS OF SEPTEMBER 30, 2021 (1)(2) (U.S. $ in billions) Matching the Duration of Assets and Liabilities Clear Runway on the Left, No Bar Too Tall on the Right 98% Unsecured Unsecured Secured Fixed Floating USD Euro GBP Other 92% Fixed 75% Non-USD 6.3 YEARS Weighted Avg. Maturity (1)(2) 2.2% Weighted Avg. Coupon (1) DEBT PROFILE | 13 Note: As of September 30, 2021. 1) Includes Digital Realty’s pro rata share of five unconsolidated joint venture loans and debt securities. Pro forma for the forward sale agreements entered into on September 8, 2021 relating to our common stock (assuming full physical settlement). Assumes proceeds from transactions are used to repay borrowings under the global unsecured revolving credit facility and secured note due 2023. 2) Assumes exercise of extension options. DIGITAL REALTY | 3Q21 FINANCIAL RESULTS | OCTOBER 26, 2021

Consistent Execution on Strategic Vision Delivering Current Results, Seeding Future Growth | 14 SUCCESSFUL 3Q21 INITIATIVES 1.Strengthening Connections with Customers Record new logos & renewals and strong bookings without supply chain disruptions 2.Enhancing our Global Platform Supporting customer growth on PlatformDIGITAL® in new and existing metro areas 3.Exceeding Expectations Beat quarterly consensus estimates and raised full year outlook 4.Strengthening the Balance Sheet Raised attractively priced capital in a new currency and added forward equity DIGITAL REALTY | 3Q21 FINANCIAL RESULTS | OCTOBER 26, 2021

Appendix | 15 DIGITAL REALTY | 3Q21 FINANCIAL RESULTS | OCTOBER 26, 2021

$0 $50 $100 $150 Digital Transformation Driving Steady Demand Global Full-Product Spectrum Provides Broadest Solutions HISTORICAL BOOKINGS TRAILING FOUR-QUARTER AVERAGE ANNUALIZED GAAP BASE RENT $ in millions 3Q21 TRAILING FOUR-QUARTER AVERAGE BOOKINGS 0-1 MW $34.4 mm > 1 MW $69.8 mm OTHER (1) $2.0 mm INTERCONNECTION $12.5 mm TOTAL BOOKINGS $118.6 mm 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 | 16 Note: Darker shading represents interconnection bookings. Third-quarter bookings are highlighted in lighter blue. Totals may not add up due to rounding. 1) Other includes Powered Base Building® shell capacity as well as storage and office space within fully improved data center facilities. DIGITAL REALTY | 3Q21 FINANCIAL RESULTS | OCTOBER 26, 2021

Appendix Management Statements on Non-GAAP Measures | 17 The information included in this presentation contains certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered alternatives to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity. Funds From Operations (FFO): We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, in the NAREIT Funds From Operations White Paper - 2018 Restatement. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from real estate transactions, impairment of investment in real estate, real estate related depreciation and amortization (excluding amortization of deferred financing costs), unconsolidated JV real estate related depreciation & amortization, non-controlling interests in operating partnership and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to other REITs’ FFO. FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. Core Funds from Operations (Core FFO): We present core funds from operations, or core FFO, as a supplemental operating measure because, in excluding certain items that do not reflect core revenue or expense streams, it provides a performance measure that, when compared year over year, captures trends in our core business operating performance. We calculate core FFO by adding to or subtracting from FFO (i) termination fees and other non-core revenues, (ii) transaction and integration expenses, (iii) loss from early extinguishment of debt, (iv) gain on / issuance costs associated with redeemed preferred stock, (v) severance, equity acceleration, and legal expenses, (vi) gain/loss on FX revaluation, and (vii) other non-core expense adjustments. Because certain of these adjustments have a real economic impact on our financial condition and results from operations, the utility of core FFO as a measure of our performance is limited. Other REITs may calculate core FFO differently than we do and accordingly, our core FFO may not be comparable to other REITs’ core FFO. Core FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. EBITDA and Adjusted EBITDA: We believe that earnings before interest, loss from early extinguishment of debt, income taxes, and depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, unconsolidated joint venture real estate related depreciation & amortization, unconsolidated joint venture interest expense and tax, severance, equity acceleration, and legal expenses, transaction and integration expenses, gain on sale / deconsolidation, impairment of investments in real estate, other non-core adjustments, net, non-controlling interests, preferred stock dividends, including undeclared dividends, and issuance costs associated with redeemed preferred stock. Adjusted EBITDA is EBITDA excluding unconsolidated joint venture real estate related depreciation & amortization, unconsolidated joint venture interest expense and tax, severance, equity acceleration, and legal expenses, transaction and integration expenses, gain on sale / deconsolidation, impairment of investments in real estate, other non-core adjustments, net, non-controlling interests, preferred stock dividends, including undeclared dividends, and gain on / issuance costs associated with redeemed preferred stock. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do and, accordingly, our EBITDA and Adjusted EBITDA may not be comparable to other REITs’ EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income computed in accordance with GAAP as a measure of our financial performance. Net Operating Income (NOI) and Cash NOI: Net operating income, or NOI, represents rental revenue, tenant reimbursement revenue and interconnection revenue less utilities expense, rental property operating expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. Cash NOI is NOI less straight-line rents and above- and below-market rent amortization. Cash NOI is commonly used by stockholders, company management and industry analysts as a measure of property operating performance on a cash basis. However, because NOI and cash NOI exclude depreciation and amortization and capture neither the changes in the value of our data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materially impact our results from operations, the utility of NOI and cash NOI as measures of our performance is limited. Other REITs may calculate NOI and cash NOI differently than we do and, accordingly, our NOI and cash NOI may not be comparable to other REITs’ NOI and cash NOI. NOI and cash NOI should be considered only as supplements to net income computed in accordance with GAAP as measures of our performance. DIGITAL REALTY | 3Q21 FINANCIAL RESULTS | OCTOBER 26, 2021

Appendix Forward-Looking Statements | 18 This information in this presentation contains forward-looking statements within the meaning of the federal securities laws, which are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Such forward-looking statements include statements relating to: our economic outlook; the expected benefits of Interxion and other transactions; expected physical settlement of the forward sale agreements and use of proceeds from any such settlements; our expected investment and expansion activity; our joint ventures; the expected benefits and timing of PlatformDIGITAL®; the Data Gravity Index™; Data Gravity Index DGx™; public cloud services spending; our corporate governance; our sustainability initiatives; the expected effect of foreign currency translation adjustments on our financials; the COVID-19 pandemic; demand drivers and economic growth outlook; business drivers; sources and uses; our expected development plans and completions, including timing, total square footage, IT capacity and raised floor space upon completion; expected availability for leasing efforts and colocation initiatives; organizational initiatives; our product offerings; our connected data communities; our expected Go to Market strategy; joint venture opportunities; occupancy and total investment; our expected investment in our properties; our estimated time to stabilization and targeted returns at stabilization of our properties; our expected future acquisitions; acquisitions strategy; available inventory and development strategy; the signing and commencement of leases, and related rental revenue; lag between signing and commencement of leases; our 2021 backlog; future rents; our expected same store portfolio growth; our expected growth and stabilization of development completions and acquisitions; our expected mark to market rates on lease expirations, lease rollovers and expected rental rate changes; our re-leasing spreads; our leasing expirations; our expected yields on investments; our expectations with respect to capital investments at lease expiration on existing data center or colocation space; barriers to entry; competition; debt maturities; lease maturities; our expected returns on invested capital; estimated absorption rates; our other expected future financial and other results, and the assumptions underlying such results; our top investment geographies and market opportunities; our expected colocation expansions; our ability to access the capital markets; expected time and cost savings to our customers; our customers’ capital investments; our plans and intentions; future data center utilization, utilization rates, growth rates, trends, supply and demand; datacenter outsourcing trends; datacenter expansion plans; estimated kW/MW requirements; growth in the overall Internet infrastructure sector and segments thereof; the replacement cost of our assets; the development costs of our buildings, and lead times; estimated costs for customers to deploy or migrate to a new data center; capital expenditures; the effect new leases and increases in rental rates will have on our rental revenues and results of operations; lease expiration rates; our ability to borrow funds under our credit facilities; estimates of the value of our development portfolio; our ability to meet our liquidity needs, including the ability to raise additional capital; credit ratings; capitalization rates, or cap rates; market forecasts; potential new locations; the expected impact of our global expansion; dividend payments and our dividend policy; projected financial information and covenant metrics; core FFO run rate and NOI growth; other forward looking financial data; leasing expectations; our exposure to tenants in certain industries; our expectations and underlying assumptions regarding our sensitivity to fluctuations in foreign exchange rates and energy prices; and the sufficiency of our capital to fund future requirements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and discussions which do not relate solely to historical matters. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following: reduced demand for data centers or decreases in information technology spending; the competitive environment in which we operate; decreased rental rates, increased operating costs or increased vacancy rates; the impact of the COVID-19 pandemic on our or our customers’, suppliers’ or business partners’ operations; increased competition or available supply of data center space; the suitability of our data centers and data center infrastructure, delays or disruptions in connectivity or availability of power, or failures or breaches of our physical and information security infrastructure or services; our dependence upon significant customers, bankruptcy or insolvency of a major customer or a significant number of smaller customers, or defaults on or non-renewal of leases by customers; breaches of our obligations or restrictions under our contracts with our customers; our inability to successfully develop and lease new properties and development space, and delays or unexpected costs in development of properties; the impact of current global and local economic, credit and market conditions; our inability to retain data center space that we lease or sublease from third parties; difficulty managing an international business and acquiring or operating properties in foreign jurisdictions and unfamiliar metropolitan areas; our inability to achieve expected revenue synergies or cost savings as a result of our combination with Interxion; our failure to realize the intended benefits from, or disruptions to our plans and operations or unknown or contingent liabilities related to, our recent acquisitions; our failure to successfully integrate and operate acquired or developed properties or businesses; difficulties in identifying properties to acquire and completing acquisitions; risks related to joint venture investments, including as a result of our lack of control of such investments; risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements; our failure to obtain necessary debt and equity financing, and our dependence on external sources of capital; financial market fluctuations and changes in foreign currency exchange rates; adverse economic or real estate developments in our industry or the industry sectors that we sell to, including risks relating to decreasing real estate valuations and impairment charges and goodwill and other intangible asset impairment charges; our inability to manage our growth effectively; losses in excess of our insurance coverage; environmental liabilities and risks related to natural disasters; our inability to comply with rules and regulations applicable to our company; Digital Realty Trust, Inc.’s failure to maintain its status as a REIT for federal income tax purposes; Digital Realty Trust, L.P.’s failure to qualify as a partnership for federal income tax purposes; restrictions on our ability to engage in certain business activities; and changes in local, state, federal and international laws and regulations, including related to taxation, real estate and zoning laws, and increases in real property tax rates; our ability to attract and retain qualified personnel and to attract and retain customers; and the impact of any financial, accounting, legal or regulatory issues or litigation that may affect us. The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2020, and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise. Digital Realty, Digital Realty Trust, the Digital Realty logo, Interxion, Turn-Key Flex, Powered Base Building, PlatformDIGITAL, Data Gravity Index, Data Gravity Index DGx and Connected Data Communities are registered trademarks and service marks of Digital Realty Trust, Inc. in the United States and/or other countries. All other names, trademarks and service marks are the property of their respective owners. DIGITAL REALTY | 3Q21 FINANCIAL RESULTS | OCTOBER 26, 2021

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent

Digital Realty Trust, Inc. and Subsidiaries
Reconciliation of Net Income Available to Common Stockholders to Funds From Operations (FFO)
(in thousands, except per share and unit data)
(unaudited)

	Three Months Ended		Nine Months Ended	
	September 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Net income available to common stockholders	$ 124,094	$ (37,370)	$ 623,972	$ 219,165
Adjustments:				
Noncontrolling interests in operating partnership	3,000	(1,000)	16,000	8,200
Real estate related depreciation and amortization (1)	356,421	351,396	1,074,381	968,476
Real estate related depreciation and amortization related to investment in unconsolidated joint ventures	21,293	19,213	61,654	56,259
Impairment of investments in real estate	-	6,482	1,394,369	962,368
(Gain) on real estate transactions	635	(10,410)	(398,219)	(315,211)
Gain on sale within unconsolidated joint venture	-	-	-	-
FFO available to common stockholders and unitholders	$ 505,443	$ 328,311	$ 2,772,157	$ 1,899,257
Basic FFO per share and unit	$ 1.74	$ 1.17	$ 9.57	$ 7.18
Diluted FFO per share and unit	$ 0.87	$ 0.58	$ 4.79	$ 3.59
Weighted average common stock and units outstanding				
Basic	290,254	281,524	289,531	264,401
Diluted	580,508	563,048	579,062	528,802
(1) Real estate related depreciation and amortization was computed as follows:				
Depreciation and amortization per income statement	(6,307)	(7,223)	(16,684)	(18,994)
Non-real estate depreciation	362,728	358,619	1,091,065	987,470
	$ 356,421	$ 351,396	$ 1,074,381	$ 968,476

	Three Months Ended		Nine Months Ended	
	September 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
FFO available to common stockholders and unitholders -- basic and diluted	$ 505,443	$ 328,311	$ 2,772,157	$ 1,899,257
Weighted average common stock and units outstanding	290,254	281,524	289,531	264,401
Add: Effect of dilutive securities	290,254	281,524	289,531	264,401
Weighted average common stock and units outstanding -- diluted	580,508	563,048	579,062	528,802

DIGITAL REALTY | 3Q21 FINANCIAL RESULTS | OCTOBER 26, 2021 | 19

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent | 20 DIGITAL REALTY | 3Q21 FINANCIAL RESULTS | OCTOBER 26, 2021 September 30, 2021 September 30, 2020 September 30, 2021 September 30, 2020 FFO available to common stockholders and unitholders -- diluted 505,443 $ 328,311 $ 2,772,157 $ 1,899,257 $ Termination fees and other non-core revenues 13,804 14,953 34,999 87,372 Transaction and integration expenses 13,804 14,953 34,999 87,372 Loss from early extinguishment of debt - 53,007 18,347 53,639 (Gain) / Loss on FX revaluation 1,004 6,697 (15,938) 12,228 (Gain) on redemption of preferred stock - - - - Severance accrual and equity acceleration - - - - Other non-core expense adjustments 479,211 432,232 1,407,067 1,217,041 CFFO available to common stockholders and unitholders -- diluted 1,013,265 $ 850,153 $ 4,251,631 $ 3,356,908 $ Diluted CFFO per share and unit 1.75 $ 1.51 $ 7.34 $ 6.35 $ Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Funds From Operations (FFO) to Core Funds From Operations (CFFO) (in thousands, except per share and unit data) (unaudited) Three Months Ended Nine Months Ended

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent | 21 DIGITAL REALTY | 3Q21 FINANCIAL RESULTS | OCTOBER 26, 2021 September 30, 2021 September 30, 2020 September 30, 2021 September 30, 2020 Net income available to common stockholders 124,094 $ (37,370) $ 623,972 $ 219,165 $ Interest 71,417 89,499 222,084 255,173 Loss from early extinguishment of debt - 53,007 18,347 53,639 Income tax expense (benefit) 13,709 16,053 68,838 34,725 Depreciation and amortization 369,035 365,842 1,107,749 1,006,464 EBITDA 578,255 487,031 2,040,990 1,569,166 Unconsolidated JV real estate related depreciation & amortization 21,293 19,213 61,654 56,259 Unconsolidated JV interest expense and tax expense 11,008 9,002 35,316 28,149 Severance accrual and equity acceleration - - - - Transaction and integration expenses 13,804 14,953 34,999 87,372 (Gain) on sale / deconsolidation 635 (10,410) (333,785) (315,211) Impairment of investments in real estate - 6,482 1,394,369 962,368 Other non-core adjustments, net (28,745) 4,945 (50,479) 86,726 Noncontrolling interests 2,266 (1,316) 15,466 4,515 Preferred stock dividends, including undeclared dividends 10,181 20,712 35,580 63,022 (Gain) on redemption of preferred stock - 16,520 (18,000) 16,520 . Adjusted EBITDA 608,697 $ 567,132 $ 3,216,110 $ 2,558,885 $ Nine Months Ended Three Months Ended Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Net Income Available to Common Stockholders to Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA (in thousands) (unaudited)

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent | 22 DIGITAL REALTY | 3Q21 FINANCIAL RESULTS | OCTOBER 26, 2021 September 30, 2021 September 30, 2020 September 30, 2021 September 30, 2020 Rental revenues 412,243 $ 417,719 $ 1,241,419 $ 1,246,660 $ Tenant reimbursements - Utilities 87,826 84,117 268,282 246,499 Tenant reimbursements - Other 44,117 41,582 135,262 133,034 Interconnection and other 57,312 56,371 172,080 167,271 Total Revenue 601,498 599,789 1,817,043 1,793,464 Utilities 106,893 101,516 318,312 287,659 Rental property operating 102,415 97,570 304,033 282,316 Property taxes 38,572 26,873 98,591 86,923 Insurance 2,684 2,673 7,993 8,004 Total Expenses 250,564 228,632 728,929 664,902 Net Operating Income 350,934 $ 371,157 $ 1,088,114 $ 1,128,562 $ Less: Stabilized straight-line rent (3,505) $ (1,977) $ (8,549) $ (1,180) $ Above and below market rent 213 (1,513) (569) (6,169) Cash Net Operating Income 354,226 $ 374,647 $ 1,097,232 $ 1,135,911 $ Three Months Ended Nine Months Ended Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Same Capital Cash Net Operating Income (in thousands) (unaudited)

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent

Total Debt/Total Enterprise Value

Market value of common equity[(i)]			$ 41,939,737
Liquidation value of preferred equity[(ii)]			755,000
Total debt at balance sheet carrying value			14,087,539
Total Enterprise Value			$ 56,782,276
Total debt / total enterprise value			24.8%
Debt-plus-preferred-to-total-enterprise-value			26.1%

(i) Market Value of Common Equity

Common shares outstanding		283,847
Common units outstanding		6,494
Total Shares and Partnership Units		290,341
Stock price as of September 30, 2021	$	144.45
Market value of common equity	$	41,939,737

(ii) Liquidation value of preferred equity ($25.00 per share)

	Shares O/S	Liquidation Value
Series J Preferred	8,000	200,000
Series K Preferred	8,400	210,000
Series L Preferred	13,800	345,000
		755,000 [(ii)]

Net Debt/LQA Adjusted EBITDA

	QE 9/30/21
Total debt at balance sheet carrying value	$ 14,087,539
Add: DLR share of unconsolidated joint venture debt	684,666
Add: Capital lease obligations, net	221,390
Less: Unrestricted cash	(278,690)
Net Debt as of September 30, 2021	$ 14,714,905
Net Debt / LQA Adjusted EBITDA[(iii)]	6.0x

(iii) Adjusted EBITDA

Net loss available to common stockholders	$	124,096
Interest expense		71,417
Taxes		13,709
Depreciation and amortization		369,035
EBITDA		578,257
Unconsolidated JV real estate related depreciation & amortization		21,293
Unconsolidated JV interest expense and tax expense		11,008
Severance accrual and equity acceleration and legal expenses		1,377
Transaction and integration expenses		13,804
Gain on sale / deconsolidation		635
Other non-core adjustments, net		(28,745)
Noncontrolling interests		2,266
Preferred stock dividends, including undeclared dividends		10,181
Adjusted EBITDA	$	610,076
LQA Adjusted EBITDA (Adjusted EBITDA x 4)	$	2,440,302

Debt Service Ratio (LQA Adjusted EBITDA/GAAP interest expense plus capitalized interest and less bridge facility fees)	QE 9/30/21
Total GAAP interest expense (including unconsolidated JV interest expense)	79,218
Add: Capitalized interest	15,142
GAAP interest expense plus capitalized interest	94,360
Debt Service Ratio	6.5x

Fixed Charged Ratio (LQA Adjusted EBITDA/total fixed charges)	QE 9/30/21
GAAP interest expense plus capitalized interest	94,360
Preferred dividends	10,181
Total fixed charges	104,541
Fixed charge ratio	5.8x

Unsecured Debt/Total Debt	QE 9/30/21
Global unsecured revolving credit facility	832,322
Unsecured senior notes, net of discount	13,012,790
Secured debt, including premiums	242,427
Capital lease obligations, net	221,390
Total debt at balance sheet carrying value	14,308,929
Unsecured Debt / Total Debt	98.3%

Net Debt Plus Preferred/LQA Adjusted EBITDA	QE 9/30/21
Total debt at balance sheet carrying value	14,087,539
Less: Unrestricted cash	(278,690)
Capital lease obligations, net	221,390
DLR share of unconsolidated joint venture debt	684,666
Net Debt as of September 30, 2021	14,714,905
Preferred Liquidation Value[(ii)]	755,000
Net Debt plus preferred	15,469,905
Net Debt Plus Preferred/LQA Adjusted EBITDA[(iii)]	6.3x

Note: For quarter ended September 30, 2021.

DIGITAL REALTY | 3Q21 FINANCIAL RESULTS | OCTOBER 26, 2021 | 23